      As filed with the Securities and Exchange Commission on March 1, 1999

                                                      Registration No.


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        AIR PRODUCTS AND CHEMICALS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                   23-1274455
                      (I.R.S. Employer Identification No.)

           7201 Hamilton Boulevard, Allentown, Pennsylvania 18195-1501
               (Address of Principal Executive Offices) (Zip Code)

        Air Products and Chemicals, Inc. Stock Option Plan for Directors
                            (Full Title of the Plan)

         W. Douglas Brown, Vice President, General Counsel and Secretary
           Air Products and Chemicals, Inc., 7201 Hamilton Boulevard,
                            Allentown, PA 18195-1501
                     (Name and Address of Agent for Service)

                                  610-481-4911
          (Telephone Number, Including Area Code, of Agent for Service)


                         CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                                               Proposed
                                           Proposed            maximum
Title of securities      Amount to be      maximum offering    aggregate offering     Amount of
 to be registered        registered        price per share     price                  registration fee(1)
---------------------------------------------------------------------------------------------------------
Common Stock,
par value $1
---------------------------------------------------------------------------------------------------------
            1998             20,000              $39.37            $787,400.00              $218.90
---------------------------------------------------------------------------------------------------------
            1999             20,000              $34.53            $690,000.00              $191.99
=========================================================================================================
                             40,000                              $1,478,000.00              $410.89
=========================================================================================================



(1) The registration fee with respect to these shares has been computed in accordance with paragraph (l) of Rule 457 based upon the stated exercise price of the Options.

Air Products and Chemicals, Inc. (the "Company"), by the filing of this Registration Statement, hereby registers additional shares of common stock of the Company, for distribution pursuant to the Stock Option Plan for Directors (the "Plan"). These are securities of the same class as the securities registered on Forms S-8, Registration Statement No. 333-18955 for distribution pursuant to the Plan. Accordingly, the contents of Registration Statement No. 333-18955 is incorporated herein by reference.


                                    EXHIBITS

23.      Consent of Arthur Andersen LLP.

24.      Power of Attorney.


                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, State of Pennsylvania, on this 1st day of March, 1999.

                                            AIR PRODUCTS AND CHEMICALS, INC.
                                            (Registrant)

                                            By:       /s/ W. Douglas Brown
                                               ---------------------------------
                                                W. Douglas Brown*
                                                Vice President, General Counsel
                                                and Secretary




--------------
* W. Douglas Brown, Vice President, General Counsel and Secretary, by signing his name hereto, signs this registration statement on behalf of the registrant and, for each of the persons indicated by asterisk on pages 3 and 4 hereof, pursuant to a power of attorney duly executed by such persons which is filed with the Securities and Exchange Commission herewith.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                             Title                     Date
         ---------                             -----                     ----


                                  Director, Chairman of the Board
                                  and Chief Executive Officer
            *                     (Principal Executive Officer)      March 1, 1999
-----------------------------
    Harold A. Wagner

                                  Vice President - Finance
     /s/ Leo J. Daley             (Principal Financial Officer)      March 1, 1999
-----------------------------
    Leo J. Daley

                                  Vice President and
                                  Corporate Controller
     /s/ Paul E. Huck             (Principal Accounting Officer)     March 1, 1999
-----------------------------
    Paul E. Huck


            *                     Director                           March 1, 1999
-----------------------------
    Tom H. Barrett


            *                     Director                           March 1, 1999
-----------------------------
    L. Paul Bremer III


            *                     Director                           March 1, 1999
-----------------------------
    Robert Cizik


            *                     Director                           March 1, 1999
-----------------------------
    Ursula F. Fairbairn


            *                     Director                           March 1, 1999
-----------------------------
    Edward E. Hagenlocker


            *                     Director                           March 1, 1999
-----------------------------
    James F. Hardymon

         Signature                             Title                     Date
         ---------                             -----                     ----


            *                     Director                           March 1, 1999
-----------------------------
    John P. Jones III


            *                     Director                           March 1, 1999
-----------------------------
    Joseph J. Kaminski


            *                     Director                           March 1, 1999
-----------------------------
    Terry R. Lautenbach


            *                     Director                           March 1, 1999
-----------------------------
    Ruud F. M. Lubbers


            *                     Director                           March 1, 1999
-----------------------------
    Takeo Shiina


            *                     Director                           March 1, 1999
-----------------------------
    Lawrason D. Thomas

      As filed with the Securities and Exchange Commission on March 1, 1999

                          Registration No. ____________





                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM S-8



                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933





                        AIR PRODUCTS AND CHEMICALS, INC.

                         STOCK OPTION PLAN FOR DIRECTORS

                                  EXHIBIT INDEX

       23.     Consent of Arthur Andersen LLP

       24.     Power of Attorney


                                       6